UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2021

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2021

II	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed income securities rated at least in the Baa or BBB categories (“investment grade” securities) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options and futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s primary subadviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

Western Asset Total Return Unconstrained Fund 2021 Annual Report	1

Fund overview (cont’d)

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, modestly declined over the twelve-month reporting period ended May 31, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, nascent inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar durationii Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii, prospects for increased fiscal spending under a Democrat-controlled U.S. federal government and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields edged lower, as the Fed held the federal funds rateiv in a range between 0.00% and 0.25%. The yield for the two-year Treasury note began the reporting period at 0.16% and ended the period at 0.14%. The low of 0.09% occurred on February 5, 2021 and the high of 0.22% took place on June 5 and June 8, 2020. In contrast, long-term U.S. Treasury yields moved sharply higher, as positive economic data and a fiscal relief bill contributed to inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 0.65%. The low of 0.52% occurred on August 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021. The ten-year Treasury yield then ended the period at 1.58%.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned -0.40% for the twelve-month reporting period ended May 31, 2021. Comparatively, riskier fixed income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi returned 14.90%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 8.96% for the twelve months ended May 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We decreased the Fund’s allocations to investment-grade corporate bonds, U.S. Treasury Inflation-Protected Securities (“TIPS”)viii and high-yield credit default swaps. In contrast, we increased its exposures to bank loans and local currency emerging market sovereign bonds.

Interest rate derivatives, used in conjunction with cash bonds to establish the Fund’s duration and yield curveix positioning, added to performance during the reporting period.

2	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Credit default swaps were used to adjust the Fund’s exposures to certain sectors and individual issuers and contributed to performance. Finally, currency derivatives, which were utilized to adjust the Fund’s currency exposure, were positive for performance.

Performance review

For the twelve months ended May 31, 2021, Class I shares of Western Asset Total Return Unconstrained Fund returned 7.61%. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexx, returned -0.40% and 0.28%, respectively, for the same period. The Lipper Absolute Return Bond Funds Category Averagexi returned 8.83% over the same time frame.

Performance Snapshot as of May 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	-0.35%	7.11%
Class A2	-0.28%	7.17%
Class C	-0.63%	6.45%
Class FI	-0.30%	7.18%
Class R	-0.29%	7.05%
Class I	-0.10%	7.61%
Class IS	-0.04%	7.69%
Bloomberg Barclays U.S. Aggregate Index	-2.16%	-0.40%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.12%	0.28%
Lipper Absolute Return Bond Funds Category Average	2.14%	8.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2021 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 2.14%, 2.17%, 1.56%, 2.36%, 1.97%, 2.60% and 2.67%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R

Western Asset Total Return Unconstrained Fund 2021 Annual Report	3

Fund overview (cont’d)

shares would have been 1.73%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2020, as supplemented May 21, 2021, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.26%, 1.17%, 1.77%, 1.02%, 1.49%, 0.72% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.07% for Class A shares, 1.30% for Class A2 shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period, in aggregate, was its allocations to investment-grade and high-yield corporate bonds, as well as bank loans. Their spreads narrowed given improving economic conditions and rising corporate earnings, coupled with generally solid demand.

The Fund’s structured product exposure was beneficial. In particular, allocations to asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“RMBS”) were additive for returns as their spreads narrowed.

The Fund’s allocation to emerging market debt (both to local currency sovereign and U.S. dollar-denominated corporate bonds) contributed to performance, as did its non-U.S. dollar and TIPS exposures.

4	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its yield curve positioning, as the curve steepened over the period.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 17, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 51 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2021 were: U.S. Government & Agency Obligations (24.4%), Sovereign Bonds (17.6%), Collateralized Mortgage Obligations (10.3%), Asset-Backed Securities (6.1%) and Energy (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

xi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds for the six-month period and among the 104 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2021 and May 31, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2020 and held for the six months ended May 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.35%	$1,000.00	$996.50	1.10%	$5.48	Class A	5.00%	$1,000.00	$1,019.45	1.10%	$5.54
Class A2	-0.28	1,000.00	997.20	1.12	5.58	Class A2	5.00	1,000.00	1,019.35	1.12	5.64
Class C	-0.63	1,000.00	993.70	1.76	8.75	Class C	5.00	1,000.00	1,016.16	1.76	8.85
Class FI	-0.30	1,000.00	997.00	1.04	5.18	Class FI	5.00	1,000.00	1,019.75	1.04	5.24
Class R	-0.29	1,000.00	997.10	1.36	6.77	Class R	5.00	1,000.00	1,018.15	1.36	6.84
Class I	-0.10	1,000.00	999.00	0.72	3.59	Class I	5.00	1,000.00	1,021.34	0.72	3.63
Class IS	-0.04	1,000.00	999.60	0.65	3.24	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

8	Western Asset Total Return Unconstrained Fund 2021 Annual Report

[1]	For the six months ended May 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/21	7.11%	7.17%	6.45%	7.18%	7.05%	7.61%	7.69%
Five Years Ended 5/31/21	3.91	3.82	3.22	3.95	3.72	4.28	4.40
Ten Years Ended 5/31/21	N/A	N/A	N/A	3.07	N/A	3.37	3.44
Inception* through 5/31/21	3.08	2.78	2.34	—	2.84	—	—

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/21	2.60%	2.65%	5.45%	7.18%	7.05%	7.61%	7.69%
Five Years Ended 5/31/21	3.01	2.93	3.22	3.95	3.72	4.28	4.40
Ten Years Ended 5/31/21	N/A	N/A	N/A	3.07	N/A	3.37	3.44
Inception* through 5/31/21	2.58	2.14	2.34	—	2.84	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/21)	31.67%
Class A2 (Inception date of 5/1/14 through 5/31/21)	21.41
Class C (Inception date of 4/30/12 through 5/31/21)	23.42
Class FI (5/31/11 through 5/31/21)	35.29
Class R (Inception date of 4/30/12 through 5/31/21)	28.94
Class I (5/31/11 through 5/31/21)	39.25
Class IS (5/31/11 through 5/31/21)	40.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

10	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Bloomberg Barclays U.S. Aggregate Index and ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — May 2011 - May 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on May 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (each an “Index” and together, the “Indices”). The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	11

Schedule of investments

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government & Agency Obligations — 24.4%
U.S. Government Obligations — 24.4%
U.S. Treasury Bonds	1.125%	8/15/40	13,820,000		$11,488,145
U.S. Treasury Bonds	2.250%	5/15/41	3,720,000		3,749,644	(a)
U.S. Treasury Bonds	3.750%	11/15/43	7,350,000		9,357,469	(b)
U.S. Treasury Bonds	2.875%	8/15/45	31,610,000		35,242,681
U.S. Treasury Bonds	2.750%	8/15/47	31,360,000		34,285,300
U.S. Treasury Bonds	3.125%	5/15/48	19,160,000		22,456,119
U.S. Treasury Bonds	3.000%	2/15/49	80,000		91,931
U.S. Treasury Bonds	2.000%	2/15/50	5,020,000		4,706,838
U.S. Treasury Bonds	1.250%	5/15/50	29,850,000		23,164,066
U.S. Treasury Bonds	1.375%	8/15/50	48,840,000		39,158,805
U.S. Treasury Bonds	1.625%	11/15/50	5,570,000		4,760,609
U.S. Treasury Bonds	1.875%	2/15/51	20,040,000		18,227,006
U.S. Treasury Bonds	2.375%	5/15/51	7,270,000		7,413,128
U.S. Treasury Notes	1.750%	7/31/24	20,000		20,888
U.S. Treasury Notes	0.375%	4/30/25	140,000		139,109
U.S. Treasury Notes	0.375%	11/30/25	160,000		157,763
U.S. Treasury Notes	0.750%	4/30/26	15,770,000		15,742,895
U.S. Treasury Notes	1.250%	3/31/28	6,750,000		6,759,492
U.S. Treasury Notes	1.250%	4/30/28	12,340,000		12,340,000
U.S. Treasury Notes	0.625%	5/15/30	2,070,000		1,912,850
U.S. Treasury Notes	1.125%	2/15/31	4,350,000		4,165,805
U.S. Treasury Notes	1.625%	5/15/31	1,350,000		1,352,953
Total U.S. Government & Agency Obligations (Cost — $262,366,774)					256,693,496
Corporate Bonds & Notes — 17.6%
Communication Services — 1.5%
Entertainment — 0.4%
Netflix Inc., Senior Notes	3.875%	11/15/29	2,640,000	EUR	3,857,478	(c)
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	750,000		784,687	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	60,000		62,851	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	4,060,000		4,142,398	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	530,000		536,548

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,200,000	$1,431,503
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	180,000	197,916
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	500,000	708,782
Walt Disney Co., Senior Notes	8.450%	8/1/34	350,000	553,940
Total Media				8,418,625
Wireless Telecommunication Services — 0.3%
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	460,000	458,645	(d)
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	120,000	121,164
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	360,000	346,246
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	2,670,000	2,578,873
Total Wireless Telecommunication Services				3,504,928
Total Communication Services				15,781,031
Consumer Discretionary — 1.5%
Automobiles — 0.4%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	490,000	493,062
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	209,109
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	219,125
Ford Motor Credit Co. LLC, Senior Notes	4.271%	1/9/27	246,000	259,418
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	1,860,000	1,946,025
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	200,000	195,146
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	405,109
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	600,000	641,103
Total Automobiles				4,368,097

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	13

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.7%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	20,000	$22,656
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	140,000	160,030
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	110,000	114,902
Sands China Ltd., Senior Notes	4.600%	8/8/23	520,000	556,626
Sands China Ltd., Senior Notes	5.125%	8/8/25	730,000	817,611
Sands China Ltd., Senior Notes	5.400%	8/8/28	590,000	677,320
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	3,100,000	3,216,777	(d)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,760,000	1,773,394	(d)
Total Hotels, Restaurants & Leisure				7,339,316
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	526,045
Lennar Corp., Senior Notes	4.500%	4/30/24	380,000	416,769
Lennar Corp., Senior Notes	4.750%	5/30/25	110,000	123,604
Lennar Corp., Senior Notes	5.000%	6/15/27	60,000	69,672
Total Household Durables				1,136,090
Internet & Direct Marketing Retail — 0.3%
Prosus NV, Senior Notes	5.500%	7/21/25	880,000	1,009,800	(d)
Prosus NV, Senior Notes	4.850%	7/6/27	1,510,000	1,718,643	(d)
Total Internet & Direct Marketing Retail				2,728,443
Total Consumer Discretionary				15,571,946
Consumer Staples — 0.5%
Food & Staples Retailing — 0.0%††
CVS Pass-Through Trust, Senior Secured Trust	5.298%	1/11/27	11,909	13,142	(d)
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	45,988	54,372
Total Food & Staples Retailing				67,514
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	130,000	144,693
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	20,000	26,296
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	68,807
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	14,174	(d)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	11,210
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	220,000	256,063
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	540,000	638,832
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	670,000	719,618

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	320,000	$367,754
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	270,000	336,136
Total Food Products				2,583,583
Tobacco — 0.2%
Altria Group Inc., Senior Notes	3.875%	9/16/46	180,000	171,692
Altria Group Inc., Senior Notes	6.200%	2/14/59	428,000	538,121
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,650,000	1,654,181
Total Tobacco				2,363,994
Total Consumer Staples				5,015,091
Energy — 5.7%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	4.850%	11/15/35	610,000	703,026
Oil, Gas & Consumable Fuels — 5.6%
Apache Corp., Senior Notes	4.375%	10/15/28	200,000	205,450
Apache Corp., Senior Notes	7.750%	12/15/29	370,000	434,519
Apache Corp., Senior Notes	4.250%	1/15/30	1,160,000	1,170,191
Apache Corp., Senior Notes	4.750%	4/15/43	120,000	118,835
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	530,000	554,165	(d)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	280,000	294,371	(d)
Chevron Corp., Senior Notes	3.078%	5/11/50	80,000	79,665
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,390,000	1,529,182
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	230,000	258,480
ConocoPhillips, Senior Notes	3.750%	10/1/27	370,000	416,280	(d)
ConocoPhillips, Senior Notes	4.300%	8/15/28	740,000	850,529	(d)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,577,850	(d)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	160,000	189,431
Devon Energy Corp., Senior Notes	5.600%	7/15/41	780,000	941,809
Devon Energy Corp., Senior Notes	4.750%	5/15/42	320,000	353,038
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	190,000	204,658
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	90,000	95,470
Ecopetrol SA, Senior Notes	4.125%	1/16/25	570,000	599,213
Ecopetrol SA, Senior Notes	5.375%	6/26/26	280,000	308,078
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,180,000	1,224,250
Energy Transfer LP, Senior Notes	4.950%	6/15/28	90,000	103,168

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	15

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	5.250%	4/15/29	130,000	$151,560
Energy Transfer LP, Senior Notes	3.750%	5/15/30	670,000	713,776
Energy Transfer LP, Senior Notes	5.300%	4/1/44	60,000	66,409
Energy Transfer LP, Senior Notes	5.400%	10/1/47	10,000	11,366
Energy Transfer LP, Senior Notes	6.250%	4/15/49	920,000	1,150,127
Energy Transfer LP, Senior Notes	5.000%	5/15/50	620,000	686,074
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	40,000	41,067
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	500,000	693,048
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	520,000	523,099
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	470,000	483,997
EOG Resources Inc., Senior Notes	4.375%	4/15/30	120,000	139,847
EOG Resources Inc., Senior Notes	4.950%	4/15/50	200,000	255,129
EQT Corp., Senior Notes	7.625%	2/1/25	30,000	35,076
EQT Corp., Senior Notes	3.900%	10/1/27	2,610,000	2,790,481
EQT Corp., Senior Notes	5.000%	1/15/29	250,000	277,811
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	390,000	462,623
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	570,000	592,106
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,610,000	1,839,824	(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	530,000	699,256	(d)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	970,000	1,376,274
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	2,060,000	2,185,402	(c)
MPLX LP, Senior Notes	4.875%	6/1/25	430,000	486,008
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	2,770,000	3,170,499	(d)
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	1,530,000	1,851,300
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,000,000	1,056,400
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,330,000	1,069,253
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	70,000	73,752	(d)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	1,000,000	1,123,640

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	2,530,000	$2,953,775
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,280,000	1,439,750
Range Resources Corp., Senior Notes	5.875%	7/1/22	76,000	77,853
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,413,000	1,455,390
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	427,875
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,920,000	2,069,194	(d)
Shell International Finance BV, Senior Notes	3.250%	4/6/50	650,000	663,344
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	110,000	115,363
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	210,000	227,854
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	110,000	122,375
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	930,000	1,059,948
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	280,000	292,250
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	290,000	308,125
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	479,000	514,520
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	3,400,000	3,752,750
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	750,000	778,043
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	710,000	737,438
Western Midstream Operating LP, Senior Notes	6.500%	2/1/50	460,000	512,870
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	810,000	899,041
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	520,000	558,067
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	277,160
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,100,000	2,409,151
WPX Energy Inc., Senior Notes	5.250%	10/15/27	26,000	27,859

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	17

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	5.875%	6/15/28	26,000		$28,660
WPX Energy Inc., Senior Notes	4.500%	1/15/30	304,000		328,630
YPF SA, Senior Secured Notes, Step bond (4.000% to 1/1/23 then 9.000%)	4.000%	2/12/26	1,782,450		1,474,621	(d)
Total Oil, Gas & Consumable Fuels					59,025,742
Total Energy					59,728,768
Financials — 3.6%
Banks — 1.6%
CIT Group Inc., Senior Notes	5.000%	8/15/22	824,000		866,230
CIT Group Inc., Senior Notes	4.750%	2/16/24	100,000		109,046
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,428,000		1,766,690
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,330,000		1,565,510
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	2,200,000	EUR	2,934,991	(c)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,250,000		1,519,130	(d)(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	1,330,000	EUR	1,703,567	(c)(e)(f)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	530,000		553,116	(d)
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	1,312,000	EUR	1,757,493	(c)(e)(f)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	670,000		746,533
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	2,080,000		2,750,110	(f)
Total Banks					16,272,416
Capital Markets — 1.0%
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	1,070,000		1,088,169	(d)(f)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,630,000		2,132,438

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/28/21	100,000		$0	*(e)(g)(h)(i)(j)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000		0	*(h)(i)(j)(k)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	6,860,000		7,563,664	(d)(e)(f)
Total Capital Markets					10,784,271
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	1,050,000		1,095,378
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	3,400,000		3,384,530	(d)
Indian Railway Finance Corp. Ltd., Senior Secured Notes	7.270%	6/15/27	100,000,000	INR	1,450,214
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	127,000		133,552	(d)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	270,000		283,365	(d)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,150,000		1,264,592	(d)
Power Finance Corp. Ltd., Senior Notes	7.280%	6/10/22	100,000,000	INR	1,421,047
Vanguard Group Inc.	3.050%	8/22/50	1,000,000		891,900	(h)(i)
Total Diversified Financial Services					9,924,578
Insurance — 0.1%
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	630,000		806,098	(f)
Total Financials					37,787,363
Health Care — 1.5%
Health Care Providers & Services — 0.8%
Centene Corp., Senior Notes	5.375%	6/1/26	1,200,000		1,251,540	(d)
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,620,000		1,845,194
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	600,000		649,322
Dignity Health, Secured Notes	5.267%	11/1/64	860,000		1,116,694
Hackensack Meridian Health Inc., Senior Secured Notes	4.211%	7/1/48	1,060,000		1,267,652

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	19

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Notes	5.625%	9/1/28	20,000	$23,275
HCA Inc., Senior Notes	3.500%	9/1/30	150,000	154,249
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	753,297
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	214,347
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	770,000	964,507
Total Health Care Providers & Services				8,240,077
Pharmaceuticals — 0.7%
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	2,420,000	2,437,025
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,170,000	2,183,345
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	10,000	10,063
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	450,000	449,662
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,490,000	1,477,894
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,530,000	1,443,930
Total Pharmaceuticals				8,001,919
Total Health Care				16,241,996
Industrials — 2.0%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	2.700%	2/1/27	560,000	580,299
Boeing Co., Senior Notes	3.250%	2/1/35	620,000	614,371
Boeing Co., Senior Notes	3.550%	3/1/38	150,000	148,545
Boeing Co., Senior Notes	5.705%	5/1/40	1,160,000	1,446,154
Boeing Co., Senior Notes	5.805%	5/1/50	1,420,000	1,829,269
Boeing Co., Senior Notes	5.930%	5/1/60	430,000	560,043
Total Aerospace & Defense				5,178,681
Airlines — 0.8%
Continental Airlines Pass-Through Trust, Senior Secured Trust	6.703%	6/15/21	3,804	3,802
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	1,300,000	1,321,662
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	160,000	165,634
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	760,000	770,949
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	660,000	777,652
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,810,000	2,105,978	(d)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	450,000	$486,107	(d)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	360,000	393,254	(d)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	550,000	604,480	(d)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	390,000	442,650	(d)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	10,000	10,375	(d)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,730,000	1,789,512	(d)
Total Airlines				8,872,055
Commercial Services & Supplies — 0.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	870,000	952,360
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	3.450%	5/1/27	120,000	132,226
General Electric Co., Senior Notes	3.625%	5/1/30	140,000	153,910
General Electric Co., Senior Notes	5.875%	1/14/38	1,040,000	1,378,806
General Electric Co., Senior Notes	6.875%	1/10/39	890,000	1,296,906
General Electric Co., Senior Notes	4.250%	5/1/40	250,000	283,040
General Electric Co., Senior Notes	4.350%	5/1/50	200,000	228,250
Total Industrial Conglomerates				3,473,138
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	2,920,000	2,828,283	(d)
Total Industrials				21,304,517
Materials — 1.3%
Chemicals — 0.5%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	2,140,000	2,610,265	(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,320,000	2,533,603	(d)
Total Chemicals				5,143,868
Metals & Mining — 0.8%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	1,450,000	1,574,325	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	290,000	322,701	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	21

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	200,000		$219,848
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,910,000		2,308,712
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,140,000		1,265,692	(d)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,870,000		2,553,289
Total Metals & Mining					8,244,567
Total Materials					13,388,435
Utilities — 0.0%††
Independent Power and Renewable Electricity Producers — 0.0%††
NTPC Ltd., Senior Secured Notes	6.720%	11/24/21	50,000,000	INR	699,473
Total Corporate Bonds & Notes (Cost — $174,717,166)					185,518,620
Sovereign Bonds — 17.6%
Argentina — 0.4%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	44,960,000	ARS	163,802	(h)
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	143,435		55,935
Argentine Republic Government International Bond, Senior Notes, Step bond (0.125% to 7/9/21 then 0.500%)	0.125%	7/9/30	2,648,100		981,889
Argentine Republic Government International Bond, Senior Notes, Step bond (0.125% to 7/9/21 then 2.500%)	0.125%	7/9/41	1,920,000		716,333
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,720,000		735,300	*(d)(g)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,290,000		545,038	*(d)(g)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,450,000		614,655	*(d)(g)
Total Argentina					3,812,952
Brazil — 1.5%
Brazil Letras do Tesouro Nacional	0.000%	1/1/24	66,296,000	BRL	10,526,798
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	27,490,000	BRL	5,599,966
Total Brazil					16,126,764
China — 2.4%
China Government Bond, Senior Notes	3.290%	5/23/29	160,000,000	CNY	25,587,025

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	370,000		$383,705
Ghana — 0.2%
Ghana Government International Bond	10.750%	10/14/30	1,830,000		2,331,466	(d)
India — 2.5%
India Government Bond	7.350%	6/22/24	370,000,000	INR	5,468,003
India Government Bond	7.590%	1/11/26	620,000,000	INR	9,217,911
India Government Bond	7.590%	3/20/29	700,000,000	INR	10,437,044
India Government Bond, Senior Notes	5.220%	6/15/25	100,000,000	INR	1,376,132
Total India					26,499,090
Indonesia — 1.1%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	490,000		534,797
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	1,170,000		1,330,915	(c)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	730,000		880,793	(c)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	550,000		609,457
Indonesia Treasury Bond	7.000%	5/15/27	19,447,000,000	IDR	1,440,999
Indonesia Treasury Bond	8.250%	5/15/29	79,766,000,000	IDR	6,238,337
Total Indonesia					11,035,298
Kenya — 0.2%
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	1,630,000		1,802,221	(d)
Mexico — 4.4%
Mexican Bonos, Bonds	7.500%	6/3/27	115,450,000	MXN	6,138,902
Mexican Bonos, Bonds	8.000%	11/7/47	98,030,000	MXN	5,141,875
Mexican Bonos, Senior Notes	8.500%	5/31/29	91,300,000	MXN	5,152,503
Mexican Bonos, Senior Notes	7.750%	11/13/42	584,101,900	MXN	30,048,276
Total Mexico					46,481,556
Russia — 4.8%
Russian Federal Bond — OFZ	6.000%	10/6/27	180,300,000	RUB	2,375,533
Russian Federal Bond — OFZ	7.050%	1/19/28	506,371,000	RUB	7,029,857
Russian Federal Bond — OFZ	6.900%	5/23/29	1,355,850,000	RUB	18,554,239
Russian Federal Bond — OFZ	7.650%	4/10/30	881,790,000	RUB	12,594,110
Russian Federal Bond — OFZ	7.250%	5/10/34	15,420,000	RUB	213,178

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	23

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ	7.700%	3/16/39	587,480,000	RUB	$8,476,898
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	1,400,000		1,524,202	(d)
Total Russia					50,768,017
Total Sovereign Bonds (Cost — $194,402,597)					184,828,094
Senior Loans — 10.9%
Communication Services — 1.3%
Diversified Telecommunication Services — 0.2%
Delta TopCo Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	12/1/27	2,500,000		2,508,072	(f)(l)(m)
Entertainment — 0.2%
Allen Media LLC, Initial Term Loan	—	2/10/27	2,000,000		2,000,312	(n)
Interactive Media & Services — 0.2%
Rackspace Technology Global Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	2/15/28	1,780,000		1,773,932	(f)(l)(m)
Media — 0.7%
Charter Communications Operating LLC, Term Loan B1	—	4/30/25	1,500,000		1,499,915	(n)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	2.610%	9/18/26	2,363,335		2,360,626	(f)(l)(m)
Univision Communications Inc., 2020 First Lien New Replacement Term Loan	—	3/15/26	2,000,000		2,009,124	(n)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.601%	1/31/28	1,050,000		1,044,896	(f)(l)(m)
Total Media					6,914,561
Total Communication Services					13,196,877
Consumer Discretionary — 2.4%
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	2,062,205		2,065,519	(f)(l)(m)(n)
WW International Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	4/13/28	2,600,000		2,608,125	(f)(l)(m)
Total Diversified Consumer Services					4,673,644

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.5%
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.843%	7/31/24	352,709	$347,891	(f)(l)(m)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.843%	12/23/24	2,248,380	2,233,138	(f)(l)(m)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 4.500%)	4.593%	7/21/25	1,124,350	1,130,059	(f)(l)(m)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.843%	8/14/24	1,683,894	1,669,744	(f)(l)(m)
Total Hotels, Restaurants & Leisure				5,380,832
Specialty Retail — 1.4%
Academy Ltd., Refinancing Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/5/27	697,500	701,423	(f)(i)(l)(m)
Empire Today LLC, Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	4/3/28	2,000,000	2,005,000	(f)(l)(m)
Gannett Holdings LLC, First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.000%)	7.750%	1/29/26	1,536,294	1,549,736	(f)(i)(l)(m)
Harbor Freight Tools USA Inc., 2020 Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	10/19/27	2,492,487	2,500,795	(f)(l)(m)
Leslie’s Poolmart Inc., Initial Term Loan	—	3/9/28	2,500,000	2,495,118	(n)
Michaels Cos. Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	2,500,000	2,509,765	(f)(l)(m)
PetsMart LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/11/28	880,000	884,180	(f)(l)(m)
Whatabrands LLC, 2020 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	2.851%	7/31/26	2,437,409	2,428,776	(f)(l)(m)
Total Specialty Retail				15,074,793
Total Consumer Discretionary				25,129,269

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	25

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.5%
Beverages — 0.5%
City Brewing Co. LLC, First Lien Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	4/5/28	2,000,000	$2,007,450	(f)(i)(l)(m)
Triton Water Holdings Inc., First Lien Initial Term Loan	—	3/31/28	2,600,000	2,601,393	(n)
Total Beverages				4,608,843
Food & Staples Retailing — 0.0%††
US Foods Inc., Repriced Term Loan (1 mo. USD LIBOR + 1.750%)	1.843%	6/27/23	367,509	364,544	(f)(l)(m)
Total Consumer Staples				4,973,387
Financials — 1.4%
Capital Markets — 0.5%
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/7/28	1,389,068	1,392,252	(f)(l)(m)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.113%	7/3/24	1,859,908	1,844,796	(f)(l)(m)
Zebra Buyer LLC, Term Loan B	—	4/21/28	2,000,000	2,010,312	(n)
Total Capital Markets				5,247,360
Diversified Financial Services — 0.4%
Citadel Securities LP, 2021 Term Loan (1 mo. USD LIBOR + 2.500%)	2.593%	2/2/28	985,037	979,959	(f)(l)(m)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	1,230,700	1,238,520	(f)(l)(m)
UFC Holdings LLC, Term Loan B3 (the greater of 3 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	4/29/26	1,466,191	1,466,648	(f)(l)(m)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.098%	3/1/26	357,990	358,393	(f)(l)(m)
Total Diversified Financial Services				4,043,520
Insurance — 0.4%
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	3.343%	12/23/26	877,800	874,713	(f)(l)(m)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Asurion LLC, Second Lien Term Loan B3 (1 mo. USD LIBOR + 5.250%)	5.343%	1/31/28	1,500,000	$1,518,906	(f)(l)(m)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	3.343%	12/31/25	1,733,401	1,716,427	(f)(l)(m)
Total Insurance				4,110,046
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.843%	5/15/26	1,651,595	1,639,208	(f)(i)(l)(m)
Total Financials				15,040,134
Health Care — 2.0%
Health Care Providers & Services — 1.1%
Bioscrip Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.843%	8/6/26	2,411,838	2,417,868	(f)(l)(m)
Global Medical Response Inc., 2020 Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	10/2/25	1,876,502	1,886,862	(f)(l)(m)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.843%	11/17/25	1,573,918	1,575,885	(f)(l)(m)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.343%	3/5/26	835,178	828,654	(f)(l)(m)
Sterigenics-Nordion Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	12/11/26	2,330,000	2,323,690	(f)(l)(m)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.125%	6/26/26	1,438,100	1,432,527	(f)(l)(m)
WP CityMD Bidco LLC, Refinancing Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	8/13/26	1,830,777	1,837,315	(f)(l)(m)
Total Health Care Providers & Services				12,302,801
Health Care Technology — 0.3%
AthenaHealth Inc., Term Loan B1	4.351-4.410%	2/11/26	1,764,187	1,774,331	(f)(l)(m)
Virgin Pulse Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	4/6/28	1,250,000	1,244,791	(f)(l)(m)
Total Health Care Technology				3,019,122

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	27

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — 0.1%
Parexel International Corp., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.843%	9/27/24	1,028,514	$1,022,086	(f)(l)(m)
Pharmaceuticals — 0.5%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.093%	6/2/25	1,753,650	1,749,485	(f)(l)(m)
Gainwell Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	857,850	860,531	(f)(l)(m)
Jazz Financing Lux Sarl, Initial Dollar Term Loan	—	5/5/28	2,330,000	2,342,899	(n)
Total Pharmaceuticals				4,952,915
Total Health Care				21,296,924
Industrials — 2.1%
Aerospace & Defense — 0.3%
Transdigm Inc., Refinancing Term Loan F (1 mo. USD LIBOR + 2.250%)	2.343%	12/9/25	3,382,872	3,342,314	(f)(l)(m)
Airlines — 0.4%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	560,000	587,806	(f)(l)(m)
JetBlue Airways Corp., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/17/24	1,862,228	1,907,361	(f)(l)(m)(n)
United AirLines Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	1,690,000	1,706,584	(f)(l)(m)
Total Airlines				4,201,751
Commercial Services & Supplies — 1.1%
Allied Universal Holdco LLC, Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.750%)	4.250%	5/12/28	2,215,358	2,222,742	(f)(l)(m)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	3.593%	1/31/27	994,987	994,366	(f)(l)(m)
Amentum Government Services Holdings LLC, First Lien Term Loan 2 (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	1/29/27	350,000	352,406	(f)(l)(m)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.593%	10/1/26	883,813	880,223	(f)(l)(m)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Garda World Security Corp., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	4.350%	10/30/26	1,209,235	$1,213,675	(f)(l)(m)
GFL Environmental Inc., 2020 Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.000%)	3.500%	5/30/25	2,401,418	2,409,088	(f)(l)(m)(n)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.343%	5/14/26	1,864,535	1,849,531	(f)(l)(m)
Monitronics International Inc., Term Loan	—	3/29/24	870,000	849,700	(n)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	4.093%	8/27/25	925,753	928,646	(f)(l)(m)
Total Commercial Services & Supplies				11,700,377
Road & Rail — 0.1%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.203%	12/30/26	1,500,000	1,495,220	(f)(l)(m)
Trading Companies & Distributors — 0.2%
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.625%	8/15/25	1,517,100	1,511,411	(f)(l)(m)
Total Industrials				22,251,073
Information Technology — 1.2%
Communications Equipment — 0.1%
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	4.343%	11/29/25	621,036	571,741	(f)(l)(m)
IT Services — 0.4%
RSA Security Inc., First Lien Delayed Draw Term Loan	—	4/27/28	753,858	749,146	(n)
RSA Security Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	4/27/28	1,926,142	1,914,104	(f)(l)(m)
RSA Security Inc., Initial Term Loan	—	4/16/29	546,667	538,467	(n)
RSA Security Inc., Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	4/16/29	953,333	939,033	(f)(l)(m)
Total IT Services				4,140,750
Software — 0.7%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.093%	10/16/26	3,672,950	3,680,218	(f)(l)(m)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	29

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Magenta Buyer LLC, First Lien Term Loan	—	5/3/28	2,990,000	$2,999,033	(n)
Planview Parent Inc., First Lien Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	12/17/27	1,132,162	1,133,578	(f)(l)(m)
Total Software				7,812,829
Total Information Technology				12,525,320
Total Senior Loans (Cost — $113,862,157)				114,412,984
Collateralized Mortgage Obligations (0) — 10.3%
Banc of America Funding Trust, 2015-R2 4A1 (1 mo. USD LIBOR + 0.165%)	0.257%	9/29/36	229,720	229,429	(d)(f)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	0.329%	9/29/36	7,764,829	7,457,280	(d)(f)
BANK, 2018-BN15 B	4.656%	11/15/61	1,050,000	1,203,999	(f)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	3,640,000	3,546,977	(d)(f)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1 (1 mo. USD LIBOR + 0.160%)	0.252%	1/25/37	1,435,787	1,366,032	(f)
BX Commercial Mortgage Trust, 2021- VINO C (1 mo. USD LIBOR + 1.102%)	1.212%	5/15/38	2,100,000	2,102,431	(d)(f)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.589%	5/15/37	4,900,000	4,554,970	(d)(f)
CFK Trust, 2020-MF2 E	3.458%	3/15/39	1,440,000	1,421,201	(d)(f)
CHL Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.069%	6/19/31	4,539	4,630	(f)
CHL Mortgage Pass-Through Trust, 2003-60 1A1	2.241%	2/25/34	45,594	46,272	(f)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1 (1 mo. USD LIBOR + 0.260%)	0.352%	11/25/35	110,889	95,824	(f)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	966,953	831,838
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO (-1.000 x 1mo. USD LIBOR + 5.100%)	5.008%	11/25/35	4,406,902	596,489	(f)
Countrywide Alternative Loan Trust, 2005-76 3A1 (1 mo. USD LIBOR + 0.520%)	0.612%	1/25/46	69,270	66,345	(f)

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Countrywide Alternative Loan Trust, 2006-4CB 1A4, IO (-1.000 x 1 mo. USD LIBOR + 5.300%)	5.208%	4/25/36	6,661,617	$1,311,699	(f)
Countrywide Alternative Loan Trust, 2006-8T1 1A2, IO (-1.000 x1mo. USD LIBOR + 5.500%)	5.408%	4/25/36	4,069,846	891,114	(f)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO (-1.000 x1 mo. USD LIBOR + 5.600%)	5.508%	7/25/36	1,916,487	319,856	(f)
CSMC Trust, 2014-USA F	4.373%	9/15/37	4,400,000	3,395,804	(d)
CSMC Trust, 2015-2R 3A1	0.526%	4/27/36	132,166	132,414	(d)(f)
CSMC Trust, 2015-2R 7A1	2.661%	8/27/36	376,581	383,369	(d)(f)
CSMC Trust, 2015-2R 7A2	2.661%	8/27/36	3,570,415	2,982,544	(d)(f)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	7.451%	7/15/32	9,800,000	6,285,861	(d)(f)
CSMC Trust, 2019-RIO A (1 mo. USD LIBOR + 3.024%, 4.024% floor)	4.024%	12/15/21	3,680,000	3,615,019	(d)(f)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	1.860%	7/25/47	982,005	990,820	(d)(f)
CSMC Trust, 2021-RPL1 A2	3.937%	9/27/60	870,000	869,550	(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	0.542%	6/25/34	6,275	6,109	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	1,280,000	1,306,418	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	2,410,000	2,526,494	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	7.242%	7/25/23	487,755	517,686	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	10.842%	3/25/25	3,138,217	3,159,943	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 M2 (1 mo. USD LIBOR + 2.450%)	2.542%	12/25/42	1,111,125	1,106,095	(f)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	31

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.392%	1/25/50	2,310,000	$2,308,430	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	3.410%	8/25/33	520,000	529,751	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.310%	8/25/33	460,000	470,961	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017- C03 1M2 (1 mo. USD LIBOR + 3.000%)	3.092%	10/25/29	2,791,406	2,869,813	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2019- R05 1B1 (1 mo. USD LIBOR + 4.100%)	4.192%	7/25/39	2,070,000	2,107,826	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2020- R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.342%	1/25/40	790,000	791,666	(d)(f)
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	41,275	50,872
Federal National Mortgage Association (FNMA) REMIC, 2012-118 CI, IO	3.500%	12/25/39	156,191	3,312
First Horizon Alternative Mortgage Securities Trust, 2005-AA12 1A1	2.751%	2/25/36	42,669	36,186	(f)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	267,198	268,776	(d)(f)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	12,950,036	18,036	(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	5,122	4,985	(f)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	3,619,220	3,229	(f)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.184%	2/16/53	2,196,235	16,099	(f)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.131%	2/16/48	438,046	5,899	(f)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.677%	9/16/55	1,657,602	60,916	(f)

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.351%	1/16/55	43,358,899	$623,193	(f)
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.639%	10/16/58	3,420,942	179,204	(f)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.684%	7/16/58	1,362,067	63,169	(f)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	152,025	156,666
GreenPoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.460%)	0.552%	4/25/36	49,700	59,831	(f)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	0.278%	11/19/46	104,272	89,038	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.071%	4/17/45	661,506	315,869	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.893%	2/12/49	1,071,090	389,877	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.498%	2/15/51	82,781	76,386	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	8.309%	6/15/35	10,150,000	4,043,730	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT C (1 mo. USD LIBOR + 3.800%)	3.901%	7/15/34	7,187,051	6,780,116	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT XCP, IO	2.052%	7/15/34	10,027,388	27,286	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.351%	12/15/36	2,690,000	2,371,677	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.851%	12/15/36	3,020,000	2,538,846	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	1,327,661	967,808	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	33

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Legacy Mortgage Asset Trust, 2019-GS7 A1, Step bond	3.250%	11/25/59	3,262,122	$3,302,793	(d)
Legacy Mortgage Asset Trust, 2021-GS2 A2, Step bond	3.500%	4/25/61	1,200,000	1,204,839	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.413%	5/25/34	34,998	35,103	(f)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	2.051%	5/15/23	2,090,000	2,096,120	(d)(f)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	356,581	178,291	(f)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	459,823	229,911	(d)(f)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	18,684	18,412	(f)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	79,482	53,963
MRA Issuance Trust, 2021-EBO1 A1X (1 mo. USD LIBOR + 1.750%)	1.860%	10/8/21	1,400,000	1,401,280	(d)(f)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	4,530,000	4,136,935	(d)(f)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%, 3.511% floor)	3.511%	4/18/24	3,660,000	3,621,782	(d)(f)
New Residential Mortgage Loan Trust, 2019-2A A1	4.250%	12/25/57	1,920,886	2,048,415	(d)(f)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2006-AF2 4A	3.058%	8/25/36	75,759	54,215	(f)
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000x1mo. USD LIBOR + 5.550%)	5.458%	2/25/36	8,807,860	1,724,424	(f)
Starwood Retail Property Trust, 2014- STAR E (1 mo. USD LIBOR + 4.400%)	4.501%	11/15/27	7,530,000	377,441	(d)(f)
Structured Adjustable Rate Mortgage Loan Trust, 2004-4 3A2	2.384%	4/25/34	81,132	82,493	(f)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.330%)	3.436%	11/11/34	1,603,959	1,569,504	(d)(f)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000	100,630	(d)(f)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	2,089,986	56,127	(d)(f)

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A1A (1 mo. USD LIBOR + 0.720%)	0.812%	11/25/34	2,126,442	$2,088,244	(f)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.127%	2/25/46	1,824,975	1,753,168	(f)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	314,190	321,069	(d)(f)
Total Collateralized Mortgage Obligations (Cost — $126,907,257)				108,009,124
Asset-Backed Securities — 6.1%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	1.364%	7/1/39	4,500,000	4,577,859	(f)
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	6.000%	4/17/29	1,900,000	1,888,034	(d)(f)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	1.127%	7/25/32	65,808	65,893	(f)
Apex Credit CLO Ltd., 2019-2A D (3 mo. USD LIBOR + 4.050%)	4.226%	10/25/32	1,000,000	1,001,887	(d)(f)
ARES XLV CLO Ltd., 2017-45A E (3 mo. USD LIBOR + 6.100%)	6.284%	10/15/30	250,000	248,784	(d)(f)
ASSURANT CLO Ltd., 2019-5A E (3 mo. USD LIBOR + 7.340%)	7.524%	1/15/33	600,000	599,947	(d)(f)
Avis Budget Rental Car Funding AESOP LLC, 2019-1A C	4.530%	3/20/23	541,000	551,322	(d)
Ballyrock CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 3.150%)	3.338%	4/20/31	1,400,000	1,401,574	(d)(f)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR (3 mo. USD LIBOR + 3.600%)	3.788%	1/20/32	1,450,000	1,451,819	(d)(f)(p)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	7.945%	8/20/32	750,000	749,964	(d)(f)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	3.888%	7/20/31	2,740,000	2,710,545	(d)(f)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	6.188%	4/20/29	3,700,000	3,700,000	(d)(f)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	5.590%	4/17/30	250,000	245,696	(d)(f)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	35

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Countrywide Home Equity Loan Trust, 2007-A A (1 mo. USD LIBOR + 0.120%)	0.221%	4/15/37	1,085,398	$1,048,831	(f)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	5.838%	7/20/28	2,000,000	2,000,656	(d)(f)
Dividend Solar Loans LLC, 2018-1 C	5.140%	7/20/38	3,225,091	3,488,849	(d)
Fremont Home Loan Trust, 2006-B 2A2 (1 mo. USD LIBOR + 0.100%)	0.192%	8/25/36	356,211	152,279	(f)
GoldenTree Loan Opportunities IX Ltd., 2014-9A DR2 (3 mo. USD LIBOR + 3.000%)	3.177%	10/29/29	1,550,000	1,546,948	(d)(f)
Golub Capital Partners CLO Ltd., 2019-45A C (3 mo. USD LIBOR + 3.800%)	3.988%	10/20/31	950,000	954,058	(d)(f)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.134%	4/15/31	2,000,000	1,925,096	(d)(f)
Greywolf CLO IV Ltd., 2019-1RA CR (3 mo. USD LIBOR + 3.650%)	3.840%	4/17/34	1,840,000	1,839,958	(d)(f)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	8.388%	1/20/33	860,000	801,239	(d)(f)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	910,000	910,000	(d)
Lehman XS Trust, 2006-16N A4B (1 mo. USD LIBOR + 0.240%)	0.332%	11/25/46	11,018	9,947	(f)
Lehman XS Trust, 2006-GP3 2A2 (1 mo. USD LIBOR + 0.440%)	0.532%	6/25/46	14,218	22,428	(f)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	3.488%	1/20/33	1,410,000	1,412,663	(d)(f)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	0.352%	6/25/46	123,191	119,327	(d)(f)
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	3,000,000	3,011,077	(d)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	4.064%	7/15/29	1,000,000	996,269	(d)(f)
National Collegiate Student Loan Trust, 2007-2 A4 (1 mo. USD LIBOR + 0.290%)	0.382%	1/25/33	1,186,816	1,103,948	(f)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	5.388%	10/20/27	1,250,000	1,210,016	(d)(f)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	3.984%	4/22/30	2,600,000	2,558,319	(d)(f)

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
OHA Loan Funding Ltd., 2015-1A DR2 (3 mo. USD LIBOR + 4.000%)	4.156%	11/15/32	725,000	$730,181	(d)(f)
OZLM XVIII Ltd., 2018-18A D (3 mo. USD LIBOR + 2.850%)	3.034%	4/15/31	800,000	784,657	(d)(f)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	3.437%	6/22/30	3,344,000	3,222,589	(d)(f)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	4.088%	1/20/32	250,000	252,094	(d)(f)
Specialty Underwriting & Residential Finance Trust, 2004-BC1 M1 (1 mo. USD LIBOR + 0.765%)	0.857%	2/25/35	3,498,118	3,448,660	(f)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	5.384%	4/16/31	900,000	865,690	(d)(f)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	1,840,000	1,883,979	(d)(f)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	1,432,071	1,433,755
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	5.924%	4/15/27	2,600,000	2,330,744	(d)(f)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	6.204%	6/7/30	600,000	590,547	(d)(f)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	3.834%	10/15/31	2,260,000	2,220,195	(d)(f)
Z Capital Credit Partners CLO Ltd., 2021-1A D	4.331%	7/15/33	1,450,000	1,377,500	(a)(d)
Zais CLO 16 Ltd., 2020-16A D1 (3 mo. USD LIBOR + 5.480%)	5.668%	10/20/31	1,300,000	1,309,291	(d)(f)
Total Asset-Backed Securities (Cost — $64,138,729)				64,755,114
Mortgage-Backed Securities — 2.6%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/49	567,889	597,681
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	2/1/50	267,398	285,400
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	9/1/50-2/1/51	386,429	402,349
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	3/1/51	98,989	96,323

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	37

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	3/1/51	298,662	$302,036
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	5/1/43-7/1/43	253,759	281,707
Total FHLMC				1,965,496
FNMA — 1.8%
Federal National Mortgage Association (FNMA)	2.000%	6/1/36-6/1/51	3,300,000	3,340,008	(q)
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-12/1/49	1,409,988	1,562,963
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	160,930	184,044
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	5,257,063	5,712,187
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-9/1/48	798,867	882,095
Federal National Mortgage Association (FNMA)	4.500%	4/1/48-8/1/58	1,257,860	1,376,748
Federal National Mortgage Association (FNMA)	3.000%	11/1/48-3/1/50	2,399,039	2,546,128
Federal National Mortgage Association (FNMA)	2.500%	12/1/50-2/1/51	1,477,868	1,537,784
Federal National Mortgage Association (FNMA)	2.000%	3/1/51	397,871	403,113
Federal National Mortgage Association (FNMA)	2.500%	6/1/51-8/1/51	1,800,000	1,858,879	(q)
Total FNMA				19,403,949
GNMA — 0.6%
Government National Mortgage Association (GNMA)	3.000%	10/15/42-11/15/42	361,779	381,710
Government National Mortgage Association (GNMA)	4.000%	3/15/50	58,431	62,514
Government National Mortgage Association (GNMA)	3.500%	5/15/50	92,861	99,049
Government National Mortgage Association (GNMA) II	4.500%	4/20/41-3/20/50	2,056,643	2,207,516
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-1/20/50	590,020	618,483
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	153,038	166,546

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.500%	10/20/49-2/20/50	252,838		$266,632
Government National Mortgage Association (GNMA) II	4.000%	1/20/50-4/20/50	1,154,447		1,256,822
Government National Mortgage Association (GNMA) II	2.000%	12/20/50	294,292		299,615
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	591,176		617,272
Total GNMA					5,976,159
Total Mortgage-Backed Securities (Cost — $26,817,652)					27,345,604
Non-U.S. Treasury Inflation Protected Securities — 0.7%
Germany — 0.7%
Deutsche Bundesrepublik Inflation Linked Bond (Cost — $6,739,666)	0.100%	4/15/26	5,954,418	EUR	7,982,318	(c)
Municipal Bonds — 0.5%
California — 0.1%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	360,000		451,119	(d)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N	3.706%	5/15/2120	190,000		192,957
Total California					644,076
Illinois — 0.3%
State of Illinois, GO	5.100%	6/1/33	3,100,000		3,563,539
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B1	4.000%	4/1/44	790,000		750,295	(f)
Total Municipal Bonds (Cost — $4,238,245)					4,957,910

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%††
90-Day Eurodollar Futures, Put @ $99.63	3/14/22	2,040	5,100,000		102,000
U.S. Treasury 5-Year Notes Futures, Call @ $124.00	6/25/21	1,053	1,053,000		222,118

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	39

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Call @ $132.25		6/4/21	1,395	1,395,000	$217,969
U.S. Treasury 10-Year Notes Futures, Call @ $132.50		6/4/21	81	81,000	7,594
Total Exchange-Traded Purchased Options (Cost — $561,968)					549,681

	Counterparty
OTC Purchased Options — 0.1%
Credit default swaption to buy protection on Markit CDX.NA.HY.36 Index, Put @ 109.00bps	BNP Paribas SA	8/18/21	10,452,000	10,452,000	118,561
Credit default swaption to buy protection on Markit CDX.NA.IG.36 Index, Put @ 60.00 bps	Bank of America N.A.	6/16/21	9,410,000	9,410,000	1,930
Interest rate swaption, Put @ 200.00 bps	Goldman Sachs Group Inc.	9/1/21	51,150,000	51,150,000	173,174
Interest rate swaption, Put @ 255.00 bps	Goldman Sachs Group Inc.	9/1/21	5,110,000	5,110,000	20,558
U.S. Dollar/Colombian Peso, Put @ 3,500.00 COP	Goldman Sachs Group Inc.	6/11/21	3,300,000	3,300,000	1,254
U.S. Dollar/Euro, Put @ $1.22	Goldman Sachs Group Inc.	6/3/21	12,690,000	12,690,000	50,783
U.S. Dollar/Euro, Put @ $1.19	BNP Paribas SA	7/6/21	9,394,921	9,394,921	272,476
U.S. Dollar/Euro, Put @ $1.21	Goldman Sachs Group Inc.	7/20/21	2,050,000	2,050,000	32,323
U.S. Dollar/Euro, Put @ $1.23	BNP Paribas SA	8/11/21	10,740,000	10,740,000	64,584
U.S. Dollar/Euro, Put @ $1.22	Goldman Sachs Group Inc.	8/19/21	5,480,000	5,480,000	53,567

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Japanese Yen, Call @ 115.20 JPY	Morgan Stanley & Co. Inc.	11/10/21	7,643,000	7,643,000	$20,075
U.S. Dollar/Japanese Yen, Put @ 107.45 JPY	Citibank N.A.	7/8/21	10,300,000	10,300,000	16,018
Total OTC Purchased Options (Cost — $1,139,798)					825,303
Total Purchased Options (Cost — $1,701,766)					1,374,984

				Shares
Investments in Underlying Funds — 0.1%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost — $745,966)				24,300	774,441
Total Investments before Short-Term Investments (Cost — $976,637,975)					956,652,689

		Rate
Short-Term Investments — 5.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $62,154,361)		0.010%		62,154,361	62,154,361	(p)
Total Investments — 96.8% (Cost — $1,038,792,336)					1,018,807,050
Other Assets in Excess of Liabilities — 3.2%					33,780,402
Total Net Assets — 100.0%					$1,052,587,452

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	41

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Securities traded on a when-issued or delayed delivery basis.

(b)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	The coupon payment on this security is currently in default as of May 31, 2021.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)	Value is less than $1.

(k)	The maturity principal is currently in default as of May 31, 2021.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	All or a portion of this loan is unfunded as of May 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(o)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2021, the total market value of investments in Affiliated Companies was $63,606,180 and the cost was $63,604,361 (Note 8).

(q)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2021, the Fund held TBA securities with a total cost of $5,193,344.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

ETF	— Exchange-Traded Fund

EUR	— Euro

GO	— General Obligation

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
90-Day Eurodollar Futures, Put	3/14/22	$99.38	1,722	4,305,000	$(53,813)
U.S. Treasury 5-Year Notes Futures, Call	6/25/21	125.00	1,053	1,053,000	(16,453)
U.S. Treasury 10-Year Notes Futures, Call	6/4/21	131.75	465	465,000	(188,906)
U.S. Treasury 10-Year Notes Futures, Call	6/25/21	133.00	81	81,000	(12,656)
U.S. Treasury 10-Year Notes Futures, Call	6/25/21	134.00	347	347,000	(16,266)
U.S. Treasury 10-Year Notes Futures, Call	7/23/21	134.50	736	736,000	(69,000)
U.S. Treasury 10-Year Notes Futures, Put	6/25/21	129.50	350	350,000	(10,938)
U.S. Treasury 10-Year Notes Futures, Put	6/25/21	130.00	288	288,000	(18,000)
U.S. Treasury 10-Year Notes Futures, Put	7/23/21	127.50	204	204,000	(12,750)
U.S. Treasury Long-Term Bonds Futures, Call	6/25/21	161.00	316	316,000	(54,313)
Total Exchange-Traded Written Options (Premiums received — $642,959)					$(453,095)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	43

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Schedule of Written Options (cont’d)
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Credit default swaption to buy protection on Markit CDX.NA.IG.36 Index, Call	Bank of America N.A.	6/16/21	50.00	bps	9,410,000	9,410,000	‡	$(5,490)
Credit default swaption to sell protection on Markit CDX.NA.HY.36 Index, Put	BNP Paribas SA	8/18/21	106.50	bps	20,903,000	20,903,000	‡	(118,268)
Credit default swaption to sell protection on Markit CDX.NA.IG.36 Index, Put	Bank of America N.A.	6/16/21	80.00	bps	9,410,000	9,410,000	‡	(918)
Interest rate swaption, Call	Citibank N.A.	6/1/21	175.00	bps	306,000	306,000		0	(a)
Interest rate swaption, Call	Goldman Sachs Group Inc.	6/1/21	175.00	bps	1,233,000	1,233,000		(2)
Interest rate swaption, Call	Goldman Sachs Group Inc.	6/1/21	175.00	bps	587,000	587,000		(1)
Interest rate swaption, Call	Morgan Stanley & Co. Inc.	6/3/21	180.00	bps	635,000	635,000		(55)
Interest rate swaption, Call	Morgan Stanley & Co. Inc.	6/3/21	180.00	bps	635,000	635,000		(55)
Interest rate swaption, Put	Citibank N.A.	6/1/21	225.00	bps	306,000	306,000		0	(a)
Interest rate swaption, Put	Goldman Sachs Group Inc.	6/1/21	225.00	bps	1,233,000	1,233,000		0	(a)
Interest rate swaption, Put	Goldman Sachs Group Inc.	6/1/21	225.00	bps	587,000	587,000		0	(a)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	6/3/21	230.00	bps	635,000	635,000		0	(a)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	6/3/21	230.00	bps	635,000	635,000		0	(a)
Interest rate swaption, Put	Goldman Sachs Group Inc.	9/1/21	250.00	bps	76,720,000	76,720,000		(47,588)

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	6/14/21	5.40	BRL	3,300,000	3,300,000	(126,790)
U.S. Dollar/Euro, Put	Goldman Sachs Group Inc.	6/3/21	$1.23		12,690,000	12,690,000	(4,619)
Total OTC Written Options (Premiums received — $578,898)							$(303,786)
Total Written Options (Premiums received — $1,221,857)							$(756,881)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

(a)	Value is less than $1.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

At May 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,199	12/23	$296,643,193	$296,872,400	$229,207
Australian 10-Year Bonds	108	6/21	11,567,774	11,670,477	102,703
U.S. Treasury 2-Year Notes	1,408	9/21	310,697,435	310,794,001	96,566
U.S. Treasury 5-Year Notes	2,923	9/21	361,531,053	362,018,110	487,057
U.S. Treasury Ultra Long- Term Bonds	955	9/21	175,467,642	176,913,750	1,446,108
					2,361,641
Contracts to Sell:
90-Day Eurodollar	1,106	6/21	268,189,184	276,161,287	(7,972,103)
90-Day Eurodollar	1,487	12/21	370,415,873	371,099,437	(683,564)
Euro-Bund	696	9/21	145,201,799	145,549,943	(348,144)
Euro-Buxl	44	9/21	10,629,757	10,695,747	(65,990)
Euro-Schatz	205	9/21	28,032,006	28,037,320	(5,314)
U.S. Treasury 10-Year Notes	3,743	9/21	493,252,772	493,842,063	(589,291)
U.S. Treasury Long-Term Bonds	338	9/21	52,548,626	52,907,562	(358,936)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	45

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra 10-Year Notes	759	9/21	$109,263,904	$110,019,426	$(755,522)
United Kingdom Long Gilt Bonds	194	9/21	34,884,450	35,033,846	(149,396)
					(10,928,260)
Net unrealized depreciation on open futures contracts					$(8,566,619)

At May 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,805,206	SAR	66,790,000	JPMorgan Chase & Co.	7/15/21	$332
EUR	900,000	USD	1,083,762	BNP Paribas SA	7/19/21	14,848
USD	190,818	EUR	160,000	BNP Paribas SA	7/19/21	(4,491)
USD	10,494,971	EUR	8,800,000	BNP Paribas SA	7/19/21	(246,995)
USD	11,677,482	EUR	9,777,216	BNP Paribas SA	7/19/21	(257,350)
AUD	8,497,447	USD	6,504,252	Citibank N.A.	7/19/21	47,960
BRL	2,540,000	USD	453,474	Citibank N.A.	7/19/21	31,502
CAD	130,000	USD	103,796	Citibank N.A.	7/19/21	3,808
CAD	3,734,845	USD	3,041,524	Citibank N.A.	7/19/21	49,890
CAD	4,800,000	USD	3,967,867	Citibank N.A.	7/19/21	5,199
CAD	13,405,333	USD	10,703,202	Citibank N.A.	7/19/21	392,687
CAD	32,350,000	USD	25,845,677	Citibank N.A.	7/19/21	931,132
EUR	850,000	USD	1,035,784	Citibank N.A.	7/19/21	1,792
JPY	125,000,000	USD	1,146,070	Citibank N.A.	7/19/21	(7,545)
JPY	1,770,000,000	USD	16,120,365	Citibank N.A.	7/19/21	1,141
MXN	35,000,000	USD	1,744,653	Citibank N.A.	7/19/21	2,438
RUB	246,973,622	USD	3,259,556	Citibank N.A.	7/19/21	89,346
USD	2,334,846	CAD	2,870,808	Citibank N.A.	7/19/21	(41,385)
USD	2,337,506	CAD	2,870,808	Citibank N.A.	7/19/21	(38,725)
USD	22,683,826	CAD	27,470,000	Citibank N.A.	7/19/21	(53,699)
USD	1,465,572	EUR	1,200,000	Citibank N.A.	7/19/21	758
USD	11,085,860	EUR	9,320,000	Citibank N.A.	7/19/21	(290,858)
USD	9,572,308	INR	711,940,391	Citibank N.A.	7/19/21	(175,059)
USD	602,605	JPY	64,800,000	Citibank N.A.	7/19/21	12,394
USD	9,836,126	KRW	10,983,018,468	Citibank N.A.	7/19/21	(12,966)
USD	748,204	MXN	15,000,000	Citibank N.A.	7/19/21	(549)
USD	1,050,394	MXN	21,000,000	Citibank N.A.	7/19/21	2,140

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,332,222	MXN	27,180,000	Citibank N.A.	7/19/21	$(24,518)
USD	1,948,161	MXN	39,595,016	Citibank N.A.	7/19/21	(28,298)
USD	2,541,421	MXN	51,830,000	Citibank N.A.	7/19/21	(45,770)
USD	3,515,877	MXN	71,247,340	Citibank N.A.	7/19/21	(40,568)
USD	1,158,146	RUB	87,178,291	Citibank N.A.	7/19/21	(23,970)
USD	2,309,856	RUB	174,358,291	Citibank N.A.	7/19/21	(54,400)
USD	5,153,509	RUB	384,980,000	Citibank N.A.	7/19/21	(66,725)
USD	8,885,196	RUB	694,635,744	Citibank N.A.	7/19/21	(533,894)
ZAR	127,526,252	USD	8,662,880	Citibank N.A.	7/19/21	526,930
USD	3,832,698	CAD	4,655,732	Goldman Sachs Group Inc.	7/19/21	(20,954)
USD	1,009,282	GBP	734,507	Goldman Sachs Group Inc.	7/19/21	(33,147)
USD	358,668	JPY	39,000,000	Goldman Sachs Group Inc.	7/19/21	3,448
USD	3,446,475	MXN	69,564,000	Goldman Sachs Group Inc.	7/19/21	(25,942)
USD	52,454	RUB	3,890,000	Goldman Sachs Group Inc.	7/19/21	(293)
USD	209,423	RUB	15,530,000	Goldman Sachs Group Inc.	7/19/21	(1,160)
USD	877,858	RUB	65,090,000	Goldman Sachs Group Inc.	7/19/21	(4,747)
USD	1,158,155	RUB	87,180,000	Goldman Sachs Group Inc.	7/19/21	(23,984)
USD	1,465,665	RUB	108,670,000	Goldman Sachs Group Inc.	7/19/21	(7,873)
USD	4,538,126	RUB	340,280,000	Goldman Sachs Group Inc.	7/19/21	(75,988)
IDR	1,734,461,197	USD	118,143	JPMorgan Chase & Co.	7/19/21	2,754
TRY	9,393,810	USD	1,081,613	JPMorgan Chase & Co.	7/19/21	(15,596)
USD	4,018,795	CAD	4,900,000	JPMorgan Chase & Co.	7/19/21	(37,043)
USD	1,324,744	RUB	98,574,840	JPMorgan Chase & Co.	7/19/21	(11,907)
BRL	1,398,109	USD	245,178	Morgan Stanley & Co. Inc.	7/19/21	21,770
BRL	1,860,000	USD	326,178	Morgan Stanley & Co. Inc.	7/19/21	28,962
BRL	3,730,000	USD	654,109	Morgan Stanley & Co. Inc.	7/19/21	58,080
NOK	49,504,044	USD	5,833,201	Morgan Stanley & Co. Inc.	7/19/21	86,658
USD	11,466,814	JPY	1,260,111,118	Morgan Stanley & Co. Inc.	7/19/21	(10,525)
USD	4,873,019	MXN	97,686,974	Morgan Stanley & Co. Inc.	7/19/21	(3,210)
USD	2,555,468	NOK	21,526,436	Morgan Stanley & Co. Inc.	7/19/21	(18,736)
Total						$77,099

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	47

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

KRW	— South Korean Won

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

TRY	— Turkish Lira

USD	— United States Dollar

ZAR	— South African Rand

At May 31, 2021, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank N.A.	15,300,000	BRL	1/4/27	BRL-CDI **	7.024	% **	—	$4,946
Citibank N.A.	18,200,000	BRL	1/4/27	BRL-CDI **	7.024	% **	$7,737	(1,854)
Citibank N.A.	19,386,000	BRL	1/4/27	BRL-CDI **	7.024	% **	9,610	(3,343)
JPMorgan Chase & Co.	12,600,000	BRL	1/4/27	BRL-CDI **	7.044	% **	—	6,316
Total							$17,347	$6,065

	CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
43,680,000	5/13/22	3.450% **	CPURNSA **	—	$162,262
132,237,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(333)	57,985
77,590,000	3/22/23	2.570% **	CPURNSA **	—	1,125,997
67,177,000	12/18/25	3-Month LIBOR quarterly	1.100% semi-annually	—	(353,328)
77,590,000	3/22/26	CPURNSA **	2.504% **	—	(1,169,607)
43,680,000	5/13/26	CPURNSA **	2.750% **	18,866	27,012

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	50,609,000		5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(169,880)	$2,107,091
	39,639,000		2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	42,352	(116,981)
	72,991,000		2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	(241,568)	(487,266)
	549,170,000	MXN	7/18/29	28-Day MXN TIIE-Banxico every 28 days	7.450% every 28 days	190,784	1,359,326
				28-Day MXN
	571,730,000	MXN	7/20/29	TIIE-Banxico every 28 days	7.440% every 28 days	240,627	1,353,862
	12,500,000		7/20/45	0.560% annually	Daily SOFR annually	—	2,953,962
	76,838,000		11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	594,793	18,143,119
	3,023,000		2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	17,799	222,923
	14,984,000		2/15/47	2.000% semi-annually	3-Month LIBOR quarterly	183,669	(138,034)
	6,054,600,000	JPY	4/19/47	0.785% semi-annually	6-Month JPY LIBOR semi-annually	3,232,546	(7,265,562)
	425,000		6/3/51	2.000% semi-annually	3-Month LIBOR quarterly	4,420	(6,214)
	1,270,000		6/7/51	2.050% semi-annually	3-Month LIBOR quarterly	(159)	(9,978)
Total						$4,113,916	$17,966,569

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	49

Schedule of investments (cont’d)

May 31, 2021

Western Asset Total Return Unconstrained Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at May 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas SA (Volkswagen International Finance NV, 0.875%, due 1/16/23)	7,380,000	EUR	12/20/24	0.411%	1.000% quarterly	$191,755	$65,211	$126,544

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at May 31, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Daimler AG, 1.400%, due 1/12/24)	7,380,000	EUR	12/20/24	0.352%	1.000% quarterly	$(211,251)	$(128,046)	$(83,205)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.36 Index	$1,357,000	6/20/26	5.000% quarterly	$(131,815)	$(111,287)	$(20,528)
Markit CDX.NA.IG.36 Index	31,942,000	6/20/26	1.000% quarterly	(780,662)	(672,862)	(107,800)
Markit CDX.NA.IG.36 Index	54,410,000	6/20/31	1.000% quarterly	(444,367)	(92,870)	(351,497)
Total	$87,709,000			$(1,356,844)	$(877,019)	$(479,825)

See Notes to Financial Statements.

50	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Western Asset Total Return Unconstrained Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

EUR	— Euro

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	51

Statement of assets and liabilities

May 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $975,187,975)	$955,200,870
Investments in affiliated securities, at value (Cost — $63,604,361)	63,606,180
Foreign currency, at value (Cost — $31,522,926)	31,654,624
Cash	6,158,369
Receivable for securities sold	19,811,329
Deposits with brokers for centrally cleared swap contracts	9,368,950
Interest receivable	7,877,830
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $3,389,098)	3,718,902
Deposits with brokers for open futures contracts and exchange-traded options	2,950,248
Unrealized appreciation on forward foreign currency contracts	2,315,969
Receivable for Fund shares sold	1,156,202
Deposits with brokers for OTC derivatives	700,000
OTC swaps, at value (premiums paid — $82,558)	215,167
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $47,504)	45,266
Receivable for open OTC swap contracts	17,488
Prepaid expenses	73,206
Total Assets	1,104,870,600

Liabilities:
Payable for securities purchased	46,410,859
Unrealized depreciation on forward foreign currency contracts	2,238,870
Payable for Fund shares repurchased	1,121,242
Written options, at value (premiums received — $1,221,857)	756,881
Investment management fee payable	533,089
Payable to broker — net variation margin on open futures contracts	466,442
Payable to broker — net variation margin on centrally cleared swap contracts	343,073
OTC swaps, at value (premiums received — $128,046)	211,251
Service and/or distribution fees payable	19,012
Payable for open OTC swap contracts	17,488
Directors’ fees payable	3,291
Accrued expenses	161,650
Total Liabilities	52,283,148
Total Net Assets	$1,052,587,452

Net Assets:
Par value (Note 7)	$98,697
Paid-in capital in excess of par value	1,047,107,115
Total distributable earnings (loss)	5,381,640
Total Net Assets	$1,052,587,452

See Notes to Financial Statements.

52	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Net Assets:
Class A	$14,640,565
Class A2	$1,307,129
Class C	$13,226,840
Class FI	$16,871,178
Class R	$476,536
Class I	$718,828,885
Class IS	$287,236,319

Shares Outstanding:
Class A	1,374,356
Class A2	122,767
Class C	1,245,653
Class FI	1,585,496
Class R	44,740
Class I	67,372,361
Class IS	26,952,105

Net Asset Value:
Class A (and redemption price)	$10.65
Class A2 (and redemption price)	$10.65
Class C*	$10.62
Class FI (and redemption price)	$10.64
Class R (and redemption price)	$10.65
Class I (and redemption price)	$10.67
Class IS (and redemption price)	$10.66
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.12
Class A2 (based on maximum initial sales charge of 4.25%)	$11.12

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	53

Statement of operations

For the Year Ended May 31, 2021

Investment Income:
Interest from unaffiliated investments	$35,489,544
Interest from affiliated investments	75,383
Dividends	12,304
Less: Foreign taxes withheld	(234,388)
Total Investment Income	35,342,843

Expenses:
Investment management fee (Note 2)	6,908,089
Transfer agent fees (Note 5)	671,883
Service and/or distribution fees (Notes 2 and 5)	243,197
Fees recaptured by investment manager (Note 2)	226,156
Registration fees	158,301
Custody fees	105,919
Fund accounting fees	102,221
Audit and tax fees	71,790
Legal fees	30,840
Shareholder reports	28,978
Insurance	15,517
Interest expense	15,342
Directors’ fees	13,400
Commitment fees (Note 9)	7,219
Miscellaneous expenses	23,085
Total Expenses	8,621,937
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(37,999)
Net Expenses	8,583,938
Net Investment Income	26,758,905

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	30,411,573	†
Futures contracts	7,583,237
Written options	37,578,451
Swap contracts	475,812
Forward foreign currency contracts	3,544,218
Foreign currency transactions	1,243,045
Net Realized Gain	80,836,336
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(58,447,063)
Investments in affiliated securities	111,284
Futures contracts	119,244
Written options	2,023,353
Swap contracts	39,105,162
Forward foreign currency contracts	1,721,114
Foreign currencies	(13,682)
Change in Net Unrealized Appreciation (Depreciation)	(15,380,588)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts,
Forward Foreign Currency Contracts and Foreign Currency Transactions	65,455,748
Increase in Net Assets From Operations	$92,214,653

†	Net of foreign capital gains tax of $96,372.

See Notes to Financial Statements.

54	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2021	2020

Operations:
Net investment income	$26,758,905	$52,602,086
Net realized gain (loss)	80,836,336	(67,565,800)
Change in net unrealized appreciation (depreciation)	(15,380,588)	27,265,272
Increase in Net Assets From Operations	92,214,653	12,301,558

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,468,143)	(37,427,913)
Return of capital	—	(20,524,557)
Decrease in Net Assets From Distributions to Shareholders	(8,468,143)	(57,952,470)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	398,029,185	299,392,746
Reinvestment of distributions	7,818,523	54,487,880
Cost of shares repurchased	(717,777,507)	(444,169,516)
Decrease in Net Assets From Fund Share Transactions	(311,929,799)	(90,288,890)
Decrease in Net Assets	(228,183,289)	(135,939,802)

Net Assets:
Beginning of year	1,280,770,741	1,416,710,543
End of year	$1,052,587,452	$1,280,770,741

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	55

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.00	$10.28	$10.36	$10.59	$10.14

Income (loss) from operations:
Net investment income	0.20	0.35	0.38	0.31	0.31
Net realized and unrealized gain (loss)	0.52	(0.25)	(0.08)	(0.16)	0.42
Total income from operations	0.72	0.10	0.30	0.15	0.73

Less distributions from:
Net investment income	(0.07)	(0.22)	(0.30)	(0.38)	(0.28)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.14)	(0.08)	—	—
Total distributions	(0.07)	(0.38)	(0.38)	(0.38)	(0.28)

Net asset value, end of year	$10.65	$10.00	$10.28	$10.36	$10.59
Total return[2]	7.11%	0.98%[3]	3.05%	1.34%	7.24%

Net assets, end of year (000s)	$14,641	$11,965	$13,086	$27,536	$165,033

Ratios to average net assets:
Gross expenses[4]	1.10%	1.37%	1.50%	1.31%	1.30%
Net expenses[4,5,6]	1.10	1.10	1.10	1.10	1.23
Net investment income	1.93	3.38	3.70	2.92	2.96

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.88% for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.10%. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

56	Western Asset Total Return Unconstrained Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A2 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.00	$10.28	$10.35	$10.59	$10.13

Income (loss) from operations:
Net investment income	0.20	0.34	0.37	0.32	0.29
Net realized and unrealized gain (loss)	0.52	(0.24)	(0.07)	(0.19)	0.42
Total income from operations	0.72	0.10	0.30	0.13	0.71

Less distributions from:
Net investment income	(0.07)	(0.22)	(0.29)	(0.37)	(0.25)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.14)	(0.08)	—	—
Total distributions	(0.07)	(0.38)	(0.37)	(0.37)	(0.25)

Net asset value, end of year	$10.65	$10.00	$10.28	$10.35	$10.59
Total return[2]	7.17%	1.01%[3]	2.85%	1.13%	7.14%

Net assets, end of year (000s)	$1,307	$1,164	$1,203	$1,253	$1,351

Ratios to average net assets:
Gross expenses	1.13%	1.17%	1.21%[4]	1.29%[4]	1.44%[4]
Net expenses[5]	1.12 [6]	1.17 [6]	1.21 [4]	1.22 [4,6]	1.40 [4,6]
Net investment income	1.91	3.30	3.63	2.96	2.78

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.00	$10.28	$10.35	$10.59	$10.14

Income (loss) from operations:
Net investment income	0.13	0.27	0.31	0.26	0.24
Net realized and unrealized gain (loss)	0.51	(0.24)	(0.07)	(0.19)	0.42
Total income from operations	0.64	0.03	0.24	0.07	0.66

Less distributions from:
Net investment income	(0.02)	(0.18)	(0.24)	(0.31)	(0.21)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.11)	(0.07)	—	—
Total distributions	(0.02)	(0.31)	(0.31)	(0.31)	(0.21)

Net asset value, end of year	$10.62	$10.00	$10.28	$10.35	$10.59
Total return[2]	6.45%	0.30%[3]	2.36%	0.59%	6.56%

Net assets, end of year (000s)	$13,227	$13,319	$11,858	$16,966	$17,250

Ratios to average net assets:
Gross expenses	1.78%[4]	1.81%[4]	1.81%[4]	1.84%[4]	1.88%
Net expenses[5,6]	1.78 [4]	1.80 [4]	1.80 [4]	1.76 [4]	1.85
Net investment income	1.26	2.65	3.01	2.41	2.33

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

58	Western Asset Total Return Unconstrained Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.99	$10.27	$10.35	$10.58	$10.13

Income (loss) from operations:
Net investment income	0.21	0.35	0.38	0.33	0.32
Net realized and unrealized gain (loss)	0.51	(0.24)	(0.08)	(0.18)	0.41
Total income from operations	0.72	0.11	0.30	0.15	0.73

Less distributions from:
Net investment income	(0.07)	(0.23)	(0.30)	(0.38)	(0.28)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.14)	(0.08)	—	—
Total distributions	(0.07)	(0.39)	(0.38)	(0.38)	(0.28)

Net asset value, end of year	$10.64	$9.99	$10.27	$10.35	$10.58
Total return[2]	7.18%	0.93%[3]	3.10%	1.39%	7.33%

Net assets, end of year (000s)	$16,871	$34,171	$52,650	$90,923	$175,304

Ratios to average net assets:
Gross expenses	1.07%[4]	1.11%[4]	1.11%[4]	1.12%[4]	1.16%
Net expenses[5,6]	1.07 [4]	1.10 [4]	1.10 [4]	1.05 [4]	1.14
Net investment income	1.99	3.42	3.70	3.10	3.05

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.83% for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.01	$10.28	$10.36	$10.59	$10.14

Income (loss) from operations:
Net investment income	0.20	0.32	0.36	0.31	0.30
Net realized and unrealized gain (loss)	0.50	(0.23)	(0.09)	(0.19)	0.41
Total income from operations	0.70	0.09	0.27	0.12	0.71

Less distributions from:
Net investment income	(0.06)	(0.21)	(0.28)	(0.35)	(0.26)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.13)	(0.07)	—	—
Total distributions	(0.06)	(0.36)	(0.35)	(0.35)	(0.26)

Net asset value, end of year	$10.65	$10.01	$10.28	$10.36	$10.59
Total return[2]	7.05%	0.74%[3]	2.80%	1.11%	7.10%

Net assets, end of year (000s)	$477	$487	$457	$356	$335

Ratios to average net assets:
Gross expenses	1.44%	1.51%[4]	1.37%[4]	1.40%[4]	1.37%
Net expenses[5,6]	1.35	1.35 [4]	1.35 [4]	1.34 [4]	1.35
Net investment income	1.94	3.14	3.50	2.87	2.86

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.50%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

60	Western Asset Total Return Unconstrained Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.00	$10.28	$10.36	$10.59	$10.14

Income (loss) from operations:
Net investment income	0.25	0.38	0.41	0.37	0.34
Net realized and unrealized gain (loss)	0.51	(0.24)	(0.08)	(0.18)	0.42
Total income from operations	0.76	0.14	0.33	0.19	0.76

Less distributions from:
Net investment income	(0.09)	(0.25)	(0.32)	(0.42)	(0.31)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.15)	(0.09)	—	—
Total distributions	(0.09)	(0.42)	(0.41)	(0.42)	(0.31)

Net asset value, end of year	$10.67	$10.00	$10.28	$10.36	$10.59
Total return[2]	7.61%	1.26%[3]	3.43%	1.70%	7.61%

Net assets, end of year (millions)	$719	$1,018	$1,132	$1,321	$835

Ratios to average net assets:
Gross expenses	0.74%[4]	0.76%[4]	0.76%[4]	0.83%[4]	0.91%
Net expenses[5,6]	0.73 [4]	0.75 [4]	0.75 [4]	0.75 [4]	0.88
Net investment income	2.34	3.74	4.06	3.44	3.29

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.99	$10.26	$10.34	$10.57	$10.12

Income (loss) from operations:
Net investment income	0.25	0.39	0.43	0.38	0.35
Net realized and unrealized gain (loss)	0.52	(0.23)	(0.09)	(0.18)	0.42
Total income from operations	0.77	0.16	0.34	0.20	0.77

Less distributions from:
Net investment income	(0.10)	(0.25)	(0.33)	(0.43)	(0.32)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	(0.16)	(0.09)	—	—
Total distributions	(0.10)	(0.43)	(0.42)	(0.43)	(0.32)

Net asset value, end of year	$10.66	$9.99	$10.26	$10.34	$10.57
Total return[2]	7.69%	1.44%[3]	3.52%	1.79%	7.73%

Net assets, end of year (000s)	$287,236	$201,779	$205,841	$160,055	$94,352

Ratios to average net assets:
Gross expenses	0.66%	0.66%[4]	0.66%[4]	0.72%[4]	0.80%
Net expenses[5,6]	0.65	0.65 [4]	0.65 [4]	0.65 [4]	0.78
Net investment income	2.42	3.82	4.21	3.54	3.41

Portfolio turnover rate[7]	63%	63%	49%	49%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 72%, 51%, 67% and 70% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

62	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	63

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

64	Western Asset Total Return Unconstrained Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Government & Agency Obligations	—	$256,693,496	—	$256,693,496
Corporate Bonds & Notes:
Financials	—	36,895,463	$891,900	37,787,363
Other Corporate Bonds & Notes	—	147,731,257	—	147,731,257
Sovereign Bonds	—	184,828,094	—	184,828,094
Senior Loans:
Consumer Discretionary	—	22,878,110	2,251,159	25,129,269
Consumer Staples	—	2,965,937	2,007,450	4,973,387
Financials	—	13,400,926	1,639,208	15,040,134
Other Senior Loans	—	69,270,194	—	69,270,194
Collateralized Mortgage Obligations	—	108,009,124	—	108,009,124
Asset-Backed Securities	—	64,755,114	—	64,755,114
Mortgage-Backed Securities	—	27,345,604	—	27,345,604
Non-U.S. Treasury Inflation Protected Securities	—	7,982,318	—	7,982,318
Municipal Bonds	—	4,957,910	—	4,957,910
Purchased Options:
Exchange-Traded Purchased Options	$549,681	—	—	549,681
OTC Purchased Options	—	825,303	—	825,303
Investments in Underlying Funds	774,441	—	—	774,441
Total Long-Term Investments	1,324,122	948,538,850	6,789,717	956,652,689
Short-Term Investments†	62,154,361	—	—	62,154,361
Total Investments	$63,478,483	$948,538,850	$6,789,717	$1,018,807,050
Other Financial Instruments:
Futures Contracts††	$2,361,641	—	—	$2,361,641
Forward Foreign Currency Contracts††	—	$2,315,969	—	2,315,969
OTC Interest Rate Swaps‡	—	23,412	—	23,412
Centrally Cleared Interest Rate Swaps††	—	27,513,539	—	27,513,539
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	191,755	—	191,755
Total Other Financial Instruments	$2,361,641	$30,044,675	—	$32,406,316
Total	$65,840,124	$978,583,525	$6,789,717	$1,051,213,366

Western Asset Total Return Unconstrained Fund 2021 Annual Report	65

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$453,095	—	—	$453,095
OTC Written Options	—	$303,786	—	303,786
Futures Contracts††	10,928,260	—	—	10,928,260
Forward Foreign Currency Contracts††	—	2,238,870	—	2,238,870
Centrally Cleared Interest Rate Swaps††	—	9,546,970	—	9,546,970
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	211,251	—	211,251
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	479,825	—	479,825
Total	$11,381,355	$12,780,702	—	$24,162,057

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

66	Western Asset Total Return Unconstrained Fund 2021 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

68	Western Asset Total Return Unconstrained Fund 2021 Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2021, the total notional value of all credit default swaps to sell protection was EUR 7,380,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	69

Notes to financial statements (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

70	Western Asset Total Return Unconstrained Fund 2021 Annual Report

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	71

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

72	Western Asset Total Return Unconstrained Fund 2021 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

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Notes to financial statements (cont’d)

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

74	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2021, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $2,753,907. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $700,000 which could be used to reduce the required payment.

At May 31, 2021, the Fund held non-cash collateral from BNP Paribas SA, Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $342,815, $242,292 and $7,366, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Prior to June 30, 2020, distributions from net investment income of the Fund, if any, were declared daily and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

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Notes to financial statements (cont’d)

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London monthly all of the management fee that it receives from the Fund. The Fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset Singapore, Western Asset Japan or Western Asset London.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 1.80%, 1.10%, 1.35%, 0.75% and 0.65%, respectively. In

76	Western Asset Total Return Unconstrained Fund 2021 Annual Report

addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. As a result of an expense limitation arrangement between the Fund and LMPFA, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

Prior to May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%.

During the year ended May 31, 2021, fees waived and/or expenses reimbursed amounted to $37,999, which included an affiliated money market fund waiver of $31,286.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class R	Class IS
Expires May 31, 2022	$34,038	$962	$25,614
Expires May 31, 2023	—	348	6,365
Total fee waivers/expense reimbursements subject to recapture	$34,038	$1,310	$31,979

For the year ended May 31, 2021, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class FI	Class I
LMPFA recaptured	$5,819	$1,884	$14,648	$203,805

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason. As of July 7, 2021, LMIS is renamed Franklin Distributors, LLC.

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Notes to financial statements (cont’d)

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2021, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$2,233	$1,073	—
CDSCs	—	—	$1,501

As of July 31, 2020, all officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation. Prior to July 31, 2020, all officers and one Director of the Corporation were employees of Legg Mason and did not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$357,109,265	$356,600,224
Sales	513,498,524	411,234,862

At May 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,039,729,525	$38,496,423	$(59,418,898)	$(20,922,475)
Written options	(1,221,857)	554,374	(89,398)	464,976
Futures contracts	—	2,361,641	(10,928,260)	(8,566,619)
Forward foreign currency contracts	—	2,315,969	(2,238,870)	77,099
Swap contracts	3,191,409	27,651,345	(10,115,197)	17,536,148

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4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$743,413	$511,080	$120,491	$1,374,984
Futures contracts[3]	2,361,641	—	—	2,361,641
Forward foreign currency contracts	—	2,315,969	—	2,315,969
OTC swap contracts[4]	23,412	—	191,755	215,167
Centrally cleared swap contracts[5]	27,513,539	—	—	27,513,539
Total	$30,642,005	$2,827,049	$312,246	$33,781,300

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$500,796	$131,409	$124,676	$756,881
Futures contracts[3]	10,928,260	—	—	10,928,260
Forward foreign currency contracts	—	2,238,870	—	2,238,870
OTC swap contracts[4]	—	—	211,251	211,251
Centrally cleared swap contracts[5]	9,546,970	—	479,825	10,026,795
Total	$20,976,026	$2,370,279	$815,752	$24,162,057

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

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Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(28,460,012)	$(3,811,022)	$(1,135,125)	$(33,406,159)
Futures contracts	7,583,237	—	—	7,583,237
Written options	33,275,942	2,041,586	2,260,923	37,578,451
Swap contracts	(7,209,578)	—	7,685,390	475,812
Forward foreign currency contracts	—	3,544,218	—	3,544,218
Total	$5,189,589	$1,774,782	$8,811,188	$15,775,559

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$235,044	$(664,831)	$(72,769)	$(502,556)
Futures contracts	119,244	—	—	119,244
Written options	(630,745)	2,784,941	(130,843)	2,023,353
Swap contracts	42,877,945	—	(3,772,783)	39,105,162
Forward foreign currency contracts	—	1,721,114	—	1,721,114
Total	$42,601,488	$3,841,224	$(3,976,395)	$42,466,317

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,586,724
Written options	3,244,819
Futures contracts (to buy)	748,890,392
Futures contracts (to sell)	1,793,220,333
Forward foreign currency contracts (to buy)	126,210,953
Forward foreign currency contracts (to sell)	191,136,591

80	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Average Notional Balance
Interest rate swap contracts	$744,284,719
Credit default swap contracts (to buy protection)	136,540,739
Credit default swap contracts (to sell protection)	56,085,166

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received) [2,3]	Net Amount[4,5]
Bank of America N.A.	$1,930	$(6,408)	$(4,478)	—	$(4,478)
BNP Paribas SA	662,224	(838,355)	(176,131)	$(342,815)	(518,946)
Citibank N.A.	2,132,231	(1,438,929)	693,302	660,000	1,353,302
Goldman Sachs Group Inc.	335,107	(246,298)	88,809	(242,292)	(153,483)
JPMorgan Chase & Co.	9,402	(64,546)	(55,144)	40,000	(15,144)
Morgan Stanley & Co. Inc.	215,545	(159,371)	56,174	(7,366)	48,808
Total	$3,356,439	$(2,753,907)	$602,532	$107,527	$710,059

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

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Notes to financial statements (cont’d)

For the year ended May 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$33,417	$20,839
Class A2	3,078	2,792
Class C	135,970	15,696
Class FI	68,701	33,443
Class R	2,031	1,170
Class I	—	589,485
Class IS	—	8,458
Total	$243,197	$671,883

For the year ended May 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$348
Class A2	32
Class C	362
Class FI	717
Class R	357
Class I	24,887
Class IS	11,296
Total	$37,999

6. Distributions to shareholders by class

	Year Ended May 31, 2021	Year Ended May 31, 2020
Net Investment Income:
Class A	$91,178	$279,268
Class A2	7,707	25,026
Class C	31,720	222,441
Class FI	165,040	1,028,308
Class R	3,173	12,654
Class I	6,467,370	27,785,272
Class IS	1,701,955	5,034,087
Total	$8,468,143	$34,387,056

82	Western Asset Total Return Unconstrained Fund 2021 Annual Report

	Year Ended May 31, 2021	Year Ended May 31, 2020
Net Realized Gains:
Class A	—	$25,567
Class A2	—	2,386
Class C	—	27,762
Class FI	—	92,509
Class R	—	1,167
Class I	—	2,466,562
Class IS	—	424,904
Total	—	$3,040,857

Return of Capital:
Class A	—	$161,129
Class A2	—	15,047
Class C	—	143,171
Class FI	—	532,543
Class R	—	6,621
Class I	—	16,475,580
Class IS	—	3,190,466
Total	—	$20,524,557

7. Capital shares

At May 31, 2021, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	517,651	$5,460,172	312,834	$3,090,363
Shares issued on reinvestment	8,228	85,922	41,848	430,047
Shares repurchased	(347,566)	(3,666,880)	(431,516)	(4,402,890)
Net increase (decrease)	178,313	$1,879,214	(76,834)	$(882,480)

Class A2
Shares sold	13,682	$145,459	28,136	$287,680
Shares issued on reinvestment	739	7,707	4,132	42,459
Shares repurchased	(8,047)	(84,990)	(32,940)	(339,316)
Net increase (decrease)	6,374	$68,176	(672)	$(9,177)

Class C
Shares sold	197,371	$2,081,648	487,707	$5,049,255
Shares issued on reinvestment	3,038	31,373	37,512	385,240
Shares repurchased	(287,211)	(3,030,075)	(346,796)	(3,540,265)
Net increase (decrease)	(86,802)	$(917,054)	178,423	$1,894,230

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Notes to financial statements (cont’d)

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount
Class FI
Shares sold	216,403	$2,275,729	208,055	$2,150,179
Shares issued on reinvestment	15,861	164,578	160,466	1,649,623
Shares repurchased	(2,068,749)	(21,790,450)	(2,074,368)	(21,096,330)
Net decrease	(1,836,485)	$(19,350,143)	(1,705,847)	$(17,296,528)

Class R
Shares sold	139,093	$1,471,405	72,785	$727,419
Shares issued on reinvestment	290	3,027	1,661	17,116
Shares repurchased	(143,294)	(1,512,806)	(70,287)	(706,685)
Net increase (decrease)	(3,911)	$(38,374)	4,159	$37,850

Class I
Shares sold	23,398,826	$246,213,994	25,649,600	$263,409,861
Shares issued on reinvestment	565,546	5,895,426	4,263,268	43,833,566
Shares repurchased	(58,374,603)	(618,025,671)	(38,219,403)	(383,378,329)
Net decrease	(34,410,231)	$(365,916,251)	(8,306,535)	$(76,134,902)

Class IS
Shares sold	13,225,681	$140,380,778	2,383,079	$24,677,989
Shares issued on reinvestment	156,430	1,630,490	792,869	8,129,829
Shares repurchased	(6,633,601)	(69,666,635)	(3,027,104)	(30,705,701)
Net increase	6,748,510	$72,344,633	148,844	$2,102,117

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2021. The following transactions were effected in such companies for the year ended May 31, 2021.

84	Western Asset Total Return Unconstrained Fund 2021 Annual Report

	Affiliate Value at May 31, 2020	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR*	$1,460,535	—	—	$1,570,000	1,570,000
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	$1,450,000	1,450,000	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	$10,175,997	680,563,576	680,563,576	$628,585,212	628,585,212
	$11,636,532	$682,013,576		$630,155,212

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2021
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR*	—	$49,323	$109,465	—
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	14,726	1,819	$1,451,819
Western Asset Premier Institutional Government Reserves, Premium Shares	—	11,334	—	62,154,361
	—	$75,383	$111,284	$63,606,180

*	This security was not an affiliated company as of May 31, 2020.

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of

Western Asset Total Return Unconstrained Fund 2021 Annual Report	85

Notes to financial statements (cont’d)

the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $265 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended May 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$8,468,143	$34,387,539
Net long-term capital gains	—	3,040,374
Total taxable distributions	$8,468,143	$37,427,913
Tax return of capital	—	20,524,557
Total distributions paid	$8,468,143	$57,952,470

As of May 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$18,925,414
Other book/tax temporary differences(a)	(2,690,930)
Unrealized appreciation (depreciation)(b)	(10,852,844)
Total distributable earnings (loss) — net	$5,381,640

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

86	Western Asset Total Return Unconstrained Fund 2021 Annual Report

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

13. Subsequent events

Effective June 16, 2021, the Fund no longer sells Class A2 shares. Following the close of business on June 24, 2021, all outstanding Class A2 shares automatically converted into Class A shares of the Fund. Shareholders holding Class A2 shares at the time of conversion received Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class A2 shares immediately prior to the conversion. No sales load or other charges were imposed in connection with the conversion. The conversion was not a taxable event for federal income tax purposes.

*  *  *

Subsequent to the year ended May 31, 2021, shareholder redemptions from Class R shares exceeded 50% of Class R net assets as of May 31, 2021.

Western Asset Total Return Unconstrained Fund 2021 Annual Report	87

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Total Return Unconstrained Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return Unconstrained Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

88	Western Asset Total Return Unconstrained Fund 2021 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Western Asset Total Return Unconstrained Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

90	Western Asset Total Return Unconstrained Fund

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Total Return Unconstrained Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 145 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	143
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

92	Western Asset Total Return Unconstrained Fund

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Total Return Unconstrained Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

94	Western Asset Total Return Unconstrained Fund

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Total Return Unconstrained Fund	95

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2021:

Record date:	Daily	3/30/2021
Payable date:	6/30/2020	3/31/2021
Interest from Federal Obligations	—	16.91%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

96	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/21 SR21-4197

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2020 and May 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $173,112 in May 31, 2020 and in $169,204 in May 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2020 and $0 in May 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2020 and $0 in May 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2020 and $0 in May 31, 2021, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2020 and May 31, 2021; Tax Fees were 100% and 100% for May 31, 2020 and May 31, 2021; and Other Fees were 100% and 100% for May 31, 2020 and May 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $457,301 in May 31, 2020 and $773,011 in May 31, 2021.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 26, 2021